SUPPLEMENTAL AGREEMENT

SUPPLEMENTAL AGREEMENT made as of July 1, 1989, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and JOHN J. DOONER (hereinafter referred to as "Executive"):

                      W I T N E S S E T H

     WHEREAS, the Corporation and Executive are parties to an Employment Agreement made as of August 1, 1984 and Supplemental Aqreements made as of June 1, 1985, December 1, 1985, June 1, 1986, June 1, 1987, April 1, 1988 and November 1, 1988
(hereinafter referred to as the "Employment Agreement"), and

     WHEREAS, the Corporation and Executive desire to amend the Employment Agreement;

     NOW, THEREFORE, in consideration of the mutual promises herein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

     1. Section 3.01 of the Employment Agreement is hereby amended effective as of July 1, 1989, by deleting "Two Hundred
Thirty Thousand Dollars ($230,000)" and substituting "Two Hundred
Sixty Thousand Dollars ($260,000)" therefor;

     2. Sections 1.01 and 4.04 are hereby amended effective as of July 1, 1989 so as to delete "July 31, 1989" therefrom and substitute "July 31,1994" therefor;

     3. Except as hereinabove amended, the Employment Agreement shall continue in full force and effect.

     4. This Supplemental Agreement shall be governed by the laws of the State of New York.

                              THE INTERPUBLIC GROUP OF COMPANIES, INC.

                         By   C. Kent Kroeber


                         John J.Dooner, Jr.

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